UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 17, 2017

eHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 East Middlefield Road
Mountain View, California 94043
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2017, eHealth, Inc., (the “Company”) via its wholly-owned subsidiary, eHealthInsurance Services, Inc. entered into an Amendment No. 1 to Lease (the “Lease Amendment”) with SLC Lake Pointe SPE LLC (“Landlord”) to amend the Office Lease dated May 7, 2012 (the “Lease”) relating to the Company’s office space in Utah. The Lease Amendment provides for the extension of the Lease for a period of sixty-three (63) months, commencing January 1, 2018 and expiring March 31, 2023 (the “Extended Term”). In addition, the Company has an option to extend the Lease for one additional period of five (5) years at the end of the Extended Term. If the Company needs additional office space, the Company may provide notice to Landlord and the Landlord shall provide the Company with written notice of office space located on the third and fifth floors of the same building that is available for lease to third parties. As an inducement to enter into the Lease Amendment, the Landlord also agrees to provide the Company with an improvement allowance in the amount of $222,640 to pay for the cost of improvements to the premises and a renewal allowance in the amount of $55,660 to reimburse the Company for the costs incurred in connection with the Lease Amendment.

Date	Monthly Base Rent
January 1, 2018 to March 31, 2018	Abated
April 1, 2018 to December 31, 2018	$51,021.67
January 1, 2019 to December 31, 2019	$52,552.32
January 1, 2020 to December 31, 2020	$54,128.89
January 1, 2021 to December 31, 2021	$55,752.75
January 1, 2022 to December 31, 2022	$57,425.34
January 1, 2023 to March 31, 2023	$59,148.10

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Lease, dated August 17, 2017, between SLC Lake Pointe SPE LLC and eHealthInsurance Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ David K. Francis

David K. Francis
Chief Financial Officer (Principal Financial Officer)
Date: August 22, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to Lease, dated August 17, 2017, between SLC Lake Pointe SPE LLC and eHealthInsurance Services, Inc.